Exhibit 32.2


                                GREG MANNING AUCTIONS, INC.
                        SARBANES-OXLEY ACT SECTION 906 CERTIFICATION

In connection with this quarterly report on Form 10-Q of Greg Manning Auctions, Inc. for the period ended March 31, 2005, I, Larry Crawford, Executive Vice President and Chief Financial Officer of Greg Manning Auctions, Inc., hereby certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that: 1. this Form 10-Q for the period ended March 31, 2005 fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and 2. the information contained in this Form 10-Q for the period ended March 31, 2005 fairly presents, in all material respects, the financial condition and results of operations of Greg Manning Auctions, Inc.

Dated:  May 12, 2005

                                           /s/ Larry Crawford
                                           ------------------------------------
                                           Larry Crawford
                                           Executive Vice President and Chief
                                           Financial Officer